FAIR VALUE GAINS, NET (Tables)	12 Months Ended
Dec. 31, 2024
Fair Value Measurement [Abstract]
Schedule of Fair Value Gains (Losses)
The components of fair value (losses) gains, net, are as follows:

(US$ Millions) Years ended Dec. 31,	2024	2023	2022
Commercial properties(1)	$(883)	$(1,410)	$(1,122)
Commercial developments	377	92	64
Incentive fees(2)	(9)	(22)	(45)
Financial instruments and other(3)	(177)	667	1,123
Total fair value (losses) gains, net	$(692)	$(673)	$20
(1)For the year ended December 31, 2024, includes fair value gains (losses) on right-of-use investment properties of $11 million (2023 - $(26) million, 2022 - $(2) million).
(2)Represents incentive fees the partnership is obligated to pay to the general partner of the partnership’s various fund investments.
(3)For the year ended December 31, 2024, primarily includes fair value losses on financial assets. The prior year includes fair value gains on the partnership’s investment in a U.S. department store chain.